SUPPLEMENT TO THE
FIDELITY CONVERTIBLE SECURITIES FUND
JANUARY 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING FUNDAMENTAL LIMITATION REPLACES FUNDAMENTAL INVESTMENT LIMITATION (1) IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

   THE FOLLOWING NON-FUNDAMENTAL LIMITATIONS REPLACE NON-FUNDAMENTAL INVESTMENT LIMITATIONS (III) AND (V) IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3.

   For purposes of investing at least 65% of the fund's total assets in convertible securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION REPLACES    THE THIRD PARAGRAPH     UNDER
THE HEADING "EXPOSURE TO FOREIGN MARKETS"IN THE"   INVESTMENT POLICIES
AND LIMITATIONS"    SECTION ON PAGE 4:

   It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

SUPPLEMENT TO THE FIDELITY EQUITY-INCOME II FUND
A FUND OF FIDELITY FINANCIAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
JANUARY 29, 1999

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3.

For purposes of normally investing at least 65% of the fund's total assets in income-producing equity securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "EXPOSURE TO FOREIGN MARKETS" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 4.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.